                                                                   EXHIBIT 10.50


                                 DEED OF TRUST
                 (WITH ASSIGNMENT OF RENTS AND FIXTURE FILING)



STATE OF TEXAS            )
                          )            KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS          )


                                 GRANT OF LIEN

                 BY THIS AGREEMENT, August 16, 1996, the undersigned, BOLLINGER INDUSTRIES, L.P., a Texas limited partnership (herein referred to as the "Grantor"), whose address is 222 West Airport Freeway, Suite 1500, Irving, Texas 75062, to secure the indebtedness and obligations hereinafter described, does hereby GRANT, BARGAIN, SELL, ASSIGN and CONVEY unto David G. Drumm, as trustee ("Trustee"), the following described real property located in Dallas County, Texas (the "Land"):

                 as described on Exhibit A attached hereto and incorporated herein by reference;

                 TOGETHER WITH the following, whether now owned or hereafter acquired by Grantor: (a) all improvements now or hereafter attached to or placed, erected, constructed or developed on the Land (the "Improvements"); (b) all equipment, fixtures, furnishings, inventory and articles of personal property (the "Personal Property") owned by Grantor and now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed, or which Personal Property is or may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Land or Improvements; (c) all water and water rights, timber, crops, and mineral interests pertaining to the Land; (d) all building materials and equipment owned by Grantor and now or hereafter delivered to and intended to be installed in or on the Land or the Improvements; (e) all plans and specifications owned by Grantor for the Improvements or the Personal Property, (f) all deposits (including tenants' security deposits), bank accounts, funds, documents, contract rights, accounts, commitments, construction contracts, architectural agreements, general intangibles (including without limitation trademarks, trade names and symbols) and instruments, notes or chattel paper arising from or by virtue of any transactions related to the Land, the Improvements or the Personal Property; (g) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Land, the Improvements and the Personal Property; (h) all proceeds arising from or by value of the sale, lease or other disposition of the Land, the Improvements or the Personal Property; (i) all proceeds (including premium refunds) of each




Deed of Trust (with Security Agreement
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policy of insurance relating to the Land, the Improvements or the Personal
Property; (j) all proceeds from the taking of the Land, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, including change of grade of streets, curb cuts or other rights of access, for any public or quasi-public use under any law; (k) all right, title and interest of Grantor in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land; (l) all of the leases, rents, royalties, bonuses, issues, profits, revenues or other benefits of the Land, the Improvements or the Personal Property, including, without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (m) all consumer goods owned by Grantor and located in, on or about the Land or the Improvements or used in connection with the use or operation thereof; (n) all rights, hereditaments and appurtenances pertaining to the foregoing, and (o) other interests of every kind and character that Grantor now has or at any time hereafter acquires in and to the Land, Improvements, and Personal Property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Grantor with respect to such property. This conveyance shall include, and the lien and security interest created hereby shall encumber, all additional title, estate, interest, and other rights that may hereafter be acquired by Grantor in the Land. The above-described property is collectively referred to herein as the "Mortgaged Property."

                 TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto the Trustee and his substitutes or successors, forever, and Grantor hereby binds Grantor and Grantor's heirs, executors, administrators, personal representatives, successors and assigns to warrant and forever defend the Mortgaged Property unto the Trustee, his substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof, together with such future exceptions to title as may hereafter be created by Grantor with the written consent of Beneficiary (the "Permitted Exceptions").

                                   ARTICLE 1

                                  INDEBTEDNESS

                 This Deed of Trust is given to secure the following:

                 1.1 Payment of Loan. Payment to Beneficiary of all indebtedness evidenced by or arising under that certain Loan and Security Agreement between Grantor and Foothill Capital Corporation, whose address is 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90067-3333 ("Beneficiary"), dated of even date herewith (the "Loan Agreement"), together with interest thereon, including sums added to the principal balance of the Loan Agreement in accordance with the terms thereof, and all prepayment, late or other charges or fees payable thereunder, and any and all modifications, extensions, renewals or substitutions thereof. This loan includes revolving and future advances and repayments on a revolving basis. Future and revolving advances and other future obligations and indebtedness owed by Grantor to Beneficiary shall be secured hereunder.





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                 1.2      Payment of Further Loans.  Payment of such further
indebtedness with interest thereon, and performance of and compliance with such further obligations as Grantor may undertake to pay, perform or comply with for the benefit of Beneficiary, its successors or assigns, when such borrowing or obligation is evidenced by a note or by any writing reciting that it or they are so secured.

                 1.3 Performance Under Loan Documents. Performance of and compliance with each agreement, undertaking, obligation, warranty or representation of Grantor contained in the Loan Documents (as such term is defined in the Loan Agreement), or incorporated therein by reference, or in any and all documents, leases or instruments assigned to Beneficiary or executed in Beneficiary's favor and delivered thereunder, and payment of all sums, fees, costs and expenses as therein set forth or which may otherwise be advanced by or due to Trustee or Beneficiary under any provision thereof with interest thereon at the rate provided therein.

                 1.4 Deed of Trust. Payment of all sums advanced by Beneficiary to or for the benefit of Grantor contemplated hereby and performance of all obligations and covenants herein contained.

                 The obligations above described are hereinafter collectively called the "Indebtedness."

                                   ARTICLE 2

                                 FIXTURE FILING

                 Some of the items of the Mortgaged Property described herein are goods that are or are to become fixtures related to the Land on which such fixtures are located, and it is intended that, as to those goods, this Deed of Trust shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the Mortgaged Property is situated. Information concerning the security interest created by this instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated above. The mailing address of the Grantor, as debtor, is as stated above.

                                   ARTICLE 3

                          REPRESENTATIONS, WARRANTIES,
                      COVENANTS AND AGREEMENTS OF GRANTOR

                 Grantor does hereby covenant, warrant and represent to and agree with Beneficiary as follows:

                 3.1 Payment and Performance. Grantor shall make all payments on the Indebtedness when due and shall punctually and properly perform all of Grantor's covenants, obligations and liabilities under the Loan Documents.





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and Assignment of Rents) - Page 3
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                 3.2      Title to Mortgaged Property and Lien of this Deed of
Trust. Grantor has good and indefeasible title to the Land free and clear of any liens, charges, encumbrances, security interests, and adverse claims except the Permitted Exceptions. If the interest of Beneficiary in the Mortgaged Property or any part thereof shall be endangered or shall be attacked, directly or indirectly, Grantor hereby authorizes Beneficiary, at Grantor's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest.

                 3.3 Insurance. Grantor shall provide, obtain, maintain and keep in full force and effect for each tract comprising the Land, during the term of this Deed of Trust, insurance of the types and in the amounts set forth in the Loan Agreement. Each such insurance policy is hereby deemed to be an incident to the title to the Mortgaged Property and is hereby assigned and pledged as additional security for the indebtedness secured hereby. If this Deed of Trust is foreclosed, the purchaser at the foreclosure sale shall become the sole and absolute owner of any and all such insurance policies with the sole right to collect and retain all unearned premiums thereon.

                 In no event shall Beneficiary be held responsible for failure to pay for any insurance required hereby or for any loss or damage growing out of a defect in any policy thereof or growing out of any failure of any insurance company to pay for any loss or damage insured against or for failure by Beneficiary to effect such insurance or for failure to collect or to exercise diligence in the collection of any proceeds of any insurance required hereby.

                 3.4 Taxes and Assessments. Grantor shall pay all taxes and assessments against or affecting the Mortgaged Property as the same become due and payable, and Grantor shall deliver to Beneficiary, on demand, paid receipts or other evidence of the payment thereof, and, if Grantor fails to do so, Beneficiary may pay them, together with all costs and penalties thereon, at Grantor's expense.

                 3.5 Condemnation. All judgments, decrees and awards for injury or damage to the Mortgaged Property, and all awards pursuit to proceedings for condemnation thereof, are hereby assigned in their entirety to Beneficiary, who may apply the same to the Indebtedness in such manner as it may elect. Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceedings for the condemnation Mortgaged Property, Grantor shall notify Beneficiary of such fact. Grantor shall then, if requested by Beneficiary, file or defend its claim thereunder and prosecute same with due diligence to its final disposition and shall cause any awards or settlements (less reasonable costs and expenses incurred in connection therewith) to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Beneficiary shall be entitled to participate in and to control same and to be represented therein by counsel of its own choice, and Grantor shall deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. In the event Beneficiary, as a result of any such judgment, decree or award, reasonably believes that the payment or performance of any obligation secured by this Deed of Trust is impaired, Beneficiary shall





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provide written notice to Grantor of the extent of the principal payment under the Loan Agreement which would, in the reasonable belief of Beneficiary, remove such impairment and Grantor shall have thirty (30) days thereafter to make such principal payment required (and any prepayment penalty or prohibition on prepayment shall be amended to allow Grantor to make such prepayment without penalty) and if such payment is not made within thirty (30) day period Beneficiary may, without further notice, declare all of the Indebtedness due and payable.

                 3.6 Taxes on Deed of Trust. At any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, Grantor shall immediately pay all such taxes.

                 3.7 Repair, Waste, Alterations, etc. Grantor shall keep every part of the Mortgaged Property in good operating order, repair and condition and shall not commit or permit any waste thereof. Grantor shall make promptly all repairs, renewals and replacements necessary to such end. Grantor shall discharge all claims for labor performed and material furnished therefor, and shall not suffer any lien or mechanics or materialmen to attach to any part of the Mortgaged Property unless bonded in an amount satisfactory to Beneficiary while being contested. If Grantor shall fail to discharge any such lien, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by depositing in court a bond for the amount, or otherwise giving security for such claim, or by taking such action as may be prescribed by law.

                 3.8 No Drilling or Exploration. Without the prior written consent of Beneficiary, there shall be no drilling or exploring for or extraction, removal, or production of minerals from the surface or subsurface of the land. The term "minerals" as used herein shall include, without limiting the generality of such term, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.

                 3.9 Compliance With Restrictive Covenants. Grantor shall ensure that the Mortgaged Property complies at all times with the terms of all restrictive covenants and other agreements of record that pertain to the Mortgaged Property.

                 3.10 Compliance With Laws. Grantor, the Mortgaged Property, and the use thereof by Grantor shall comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Grantor or the Mortgaged Property and its use, and Grantor shall pay all fees or charges of any kind in connection therewith.

                 3.11 Hold Harmless. Grantor shall defend, at its own cost and expense, and hold Beneficiary harmless from any proceeding or claim affecting the Mortgaged Property, this Deed of Trust or any of the other Loan Documents, except claims arising as a result of Beneficiary's gross negligence or willful misconduct. All costs and expenses incurred by Beneficiary in protecting its interest hereunder, including all court costs and reasonable attorneys' fees, shall be borne by Grantor.





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                 3.12     Further Assurances.  Grantor, upon the request of
Beneficiary, shall execute, acknowledge, deliver, and record such further instruments and do such further acts as may be necessary, reasonably desirable or reasonably proper to carry out the purposes of this Deed of Trust and the other Loan Documents and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, improvements, or appurtenances to the Mortgaged Property.

                 3.13 Recording and Filing. Grantor shall cause this Deed of Trust and the other Loan Documents and all amendments, supplements and extensions thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Beneficiary shall reasonably request, and shall pay all such recording, filing, re-recording and refiling fees, title insurance premiums, and other charges.

                                   ARTICLE 4

                           SUBORDINATE DEED OF TRUST
                             AND OTHER ENCUMBRANCES

                 4.1 Subordinate Deed of Trusts. Grantor shall not, without the prior written consent of Beneficiary, grant any lien, security interest, or other encumbrance (hereinafter called "Subordinate Deed of Trust") covering any of the Mortgaged Property. Any Subordinate Deed of Trust to which Beneficiary hereafter consents or which is created by Grantor in the event the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, shall contain express covenants to the effect that:

                 (a) the Subordinate Deed of Trust is unconditionally subordinate to this Deed of Trust;

                 (b) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Deed of Trust, no tenant of any lease of any part of the Mortgaged Property, Land, or Improvements shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Beneficiary;

                 (c) rents, if collected by or for the holder of the Subordinate Deed of Trust, shall be applied first to the payment of the Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Beneficiary may determine, prior to being applied to any indebtedness secured by the Subordinate Deed of Trust; and

                 (d) written notice of default under the Subordinate Deed of Trust and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Deed of Trust shall be given to Beneficiary with or immediately after the occurrence of any such default or commencement.





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                                   ARTICLE 5

                         ASSIGNMENT OF RENTS AND LEASES

                 5.1 Assignment of Rents, Profits, etc. All of the rents, royalties, bonuses, issues, profits, revenue, income, and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any lease or agreement pertaining thereto and liquidated damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, together with any and all rights that Grantor may have against any tenant under such leases or any subtenants or occupants of any part of the Mortgaged Property (hereinafter called the "Rents"), are hereby absolutely and unconditionally assigned to Beneficiary, to be applied by Beneficiary in payment of the Indebtedness. Prior to an Event of Default (as hereinafter defined), Grantor shall have a license to collect and receive all Rents as trustee for the benefit of Beneficiary and Grantor, and Grantor shall apply the funds so collected first to the payment of the portions of the Indebtedness then due and payable and thereafter to the account of Grantor.

                 5.2 Beneficiary in Possession. Beneficiary's acceptance of this assignment shall not, prior to entry upon and taking possession of the Mortgaged Property by Beneficiary, be deemed to constitute Beneficiary a "mortgagee in possession," nor obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the leases in effect with respect to the Property, or assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Beneficiary. Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property, except injury or damage caused by Beneficiary's gross negligence or willful misconduct.

                 5.3 Right to Rely. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary upon the occurrence of an Event of Default, without further consent of Grantor, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Grantor under the Leases.

                                   ARTICLE 6

                                 MISCELLANEOUS

                 6.1 Collection. If the Indebtedness shall be collected by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after default or maturity, Grantor agrees to pay the reasonable attorneys' and collection fees in the amount set forth in the Loan Agreement, and such fees shall be part of the Indebtedness.





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                 6.2      Change in Ownership. If the ownership (legal or
beneficial) of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor (legal or beneficial), Beneficiary may, without written notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Indebtedness in the same manner as with Grantor without in any way vitiating or discharging Grantor's liability hereunder or upon the Indebtedness. No sale of the Mortgaged Property, and no forbearance on the part of Beneficiary, and no extension of the time for the payment of the Indebtedness, shall operate to release or affect the original liability of Grantor.

                 6.3 Release of Lien. If Grantor shall perform each of the other covenants and agreements herein contained, then this conveyance shall become null and void and shall be released at Grantor's written request and expense; otherwise, it shall remain in full force and effect. No release or modification of this conveyance, or of the lien, security interest or assignment created and evidenced hereby, shall be valid unless executed by Beneficiary.

                 6.4 Waiver of Marshalling and Certain Rights. To the extent that Grantor may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Beneficiary to sell the Mortgaged Property for the collection of the Indebtedness (without any prior or different resort for collection), or the right of Beneficiary to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant.

                 6.5 Renewal and Subrogation. To the extent that proceeds of the Indebtedness are used to pay any outstanding lien, charge or encumbrance affecting the Mortgaged Property, such proceeds have been advanced by Beneficiary at Grantor's request, and Beneficiary shall be subrogated to all rights, interests and liens owned or held by any owner or holder of such outstanding liens, charges and encumbrances, irrespective of whether such liens, charges or encumbrances are released of record, provided, however, that the terms and provisions hereof shall govern the rights and remedies of Beneficiary and shall supersede the terms, provisions, rights, and remedies under the prior deed of trust and any lien or liens to which Beneficiary is subrogated hereunder.

                 6.6 No Waiver. No waiver of any default on the part of Grantor or breach of any of the provisions of this Deed of Trust or of any other instrument executed in connection with the Indebtedness shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. Acceptance by Beneficiary of partial payments shall not constitute a waiver of the default by failure to make full payments.

                 6.7 Successors and Assigns; Use of Terms. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, personal representatives, successors, and assigns of the parties hereto. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any





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gender shall be applicable to all genders. The term "Grantor" shall include in their individual capacities and jointly all parties hereinabove named a Grantor. The term "Beneficiary" shall include any lawful owner, holder, pledges, or assignee of any of the Indebtedness. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and each Grantor, if more than one, and each Grantor's heirs, executors, administrators, personal representatives, successors and assigns. Except as expressly limited herein, each party who executes this Deed of Trust and each subsequent owner of the Mortgaged Property, or any part thereof (other than Beneficiary), covenants and agrees that it will perform, or cause to be performed, each term and covenant of this Deed of Trust.

                 6.8 Severability. If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective while this Deed of Trust is in effect, the legality, validity, and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible. If any of the Indebtedness shall be unsecured, the unsecured portion of the Indebtedness shall be completely paid prior to the payment of the secured portion of such Indebtedness, and all payments made on account of the Indebtedness shall be considered to nave been paid on and applied first to the complete payment of the unsecured portion of the Indebtedness.

                 6.9 Modification or Termination. This Deed of Trust may only be modified or terminated by a written instrument or instruments executed by the party against whom enforcement of the modification or termination is asserted. Any alleged modification or termination that is not so documented shall not be effective as to any party.

                 6.10 Headings. The Article, Paragraph and Subparagraph headings hereof are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such Articles, Paragraphs or Subparagraphs.

                 6.11 CHOICE OF LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

                 6.12 ENTIRE AGREEMENT. THE LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AND AGREEMENT BETWEEN GRANTOR AND BENEFICIARY WITH RESPECT TO THE TRANSACTIONS ARISING IN CONNECTION WITH THE INDEBTEDNESS AND SUPERSEDE ALL PRIOR WRITTEN OR ORAL UNDERSTANDINGS AND AGREEMENTS BETWEEN GRANTOR AND BENEFICIARY IN CONNECTION THEREWITH.

                 6.13 Inspection. Beneficiary or its agent may make reasonable entries upon and inspections of the Property. Beneficiary shall give Borrower five days' prior written notice to an inspection specifying reasonable cause for the inspection.





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                 6.14     Notices.  All notices or demands by any party
relating to this Agreement or Deed of Trust shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram (with messenger delivery specified) to Grantor, Beneficiary or Trustee, as the case may be, at its address set forth below:

                 If to Grantor:         222 West Airport Freeway
                                        Irving, Texas  75062
                                        Attn:  Glenn D. Bollinger
                                        Telefacsimile:  (714) 438-6242

                 With copies to:        George T. Johns
                                        Tracy & Holland, L.L.P.
                                        306 West 7th Street, Suite 500
                                        Forth Worth, Texas  76102

                 If to Beneficiary      FOOTHILL CAPITAL COOPERATION
                 or Trustee:            11111 Santa Monica Boulevard
                                        Suite 1500
                                        Los Angeles, California  90067-333
                                        Attn:  Business Finance Division Manager
                                        Telefacsimile:  (310) 479-2690

                                        Marshall C. Stoddard, Jr.
                                        Kelley Drye & Warren LLP
                                        515 South Flower Street
                                        Suite 1100
                                        Los Angeles, California 90071-2213

                 The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands under this Agreement shall be deemed received on the earlier of the date of actual receipt or three (3) business days after the deposit thereof in the mail.

                 6.15 Conveying or Encumbering the Mortgaged Property. If Grantor shall voluntarily or involuntarily cause, suffer or permit any sale or transfer of any interest of Grantor, legal or equitable, in the Mortgaged Property or any part or portion thereof, or shall create, suffer or permit to be outstanding any mortgage, pledge (other than mechanics' and materialmen's liens which are bonded pursuant to Section 3.7) on the Mortgaged Property, or security interest therein, without in each instance the prior written consent of the Beneficiary, Beneficiary shall have the right to accelerate the Indebtedness and to declare the same to be immediately due and payable.





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                                  ARTICLE 7

                              EVENTS OF DEFAULT

The occurrence of any one of the following shall be a default hereunder ("Event of Default"):

                 7.1 Failure to Pay Principal. Grantor shall default in the payment of principal due according to the terms hereof or of the Loan Agreement, subject to the notice and opportunity to cure provision set forth in the Loan Agreement.

                 7.2 Failure to Pay Interest or Other Amounts. Grantor shall default in the payment of interest on advances made by Beneficiary or in the payment of fees or other amounts payable to Beneficiary hereunder or under any one or more of the Loan Documents, subject to the notice and opportunity to cure provision set forth in the Loan Agreement.

                 7.3 Failure to Perform Covenants. Grantor shall default in the performance or observance of any other agreements, covenants or conditions required to be performed or observed by Grantor under the terms of this Deed of Trust, the Loan Agreement, or any of the other Loan Documents, subject to the notice and opportunity to cure provision, set forth in the Loan Agreement.

                 7.4 False Representations. Any representation or warranty made by Grantor in this Deed of Trust or contained in any one or more of the Loan Documents or in any certificate or document furnished under or pursuant to the terms of this Deed of Trust or in connection with the Loan Agreement shall prove untrue in any material respect, subject, to the notice and opportunity to cure provisions set forth in the Loan Agreement.

                 7.5 Grant of Easement, etc. Without the prior written consent of Beneficiary, Grantor grants any easement (over than an easement designed to service the Mortgaged Property) or dedication, or files any plat, condominium declaration, or restriction, unless such action is contemplated by the Loan Documents or does not affect the Mortgaged Property.


                 7.6 Foreclosure of Other Liens. The holder of any lien, security interest or assignment on the Mortgaged Property institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                                  ARTICLE 8

                                   REMEDIES

                 8.1 Exercise of Specific Remedies. If an Event of Default shall occur and such Event of Default has not been cured within any applicable cure period as provided by the Loan Agreement, Beneficiary may exercise any one or more of the following remedies, without notice (except as may be expressly provided for in the Loan Agreement or herein):





Deed of Trust (with Security Agreement
and Assignment of Rents) - Page 11

                 (a) Acceleration. Beneficiary may declare Indebtedness immediately due and payable, without notice, whereupon the same shall become immediately due and payable. Grantor hereby waives notice of intent to accelerate and notice of acceleration.

                 (b) Foreclosure. Beneficiary may require the Trustee to sell all or part of the Mortgaged Property, at public auction, to the highest bidder, for cash, at the county courthouse of the county in Texas in which such Mortgaged Property or any part thereof is situated, between the hours of 10:00 o'clock a.m. and 4:00 o'clock p.m. on the first Tuesday of any month, after giving notice of the time, place and terms of said sale and of the property to be sold, by posting written notice thereof at the courthouse door of the county in which the sale is to be made at least twenty-one (21) days preceding the date of the sale, and if the property to be sold is in more than one county, a notice shall be posted at the courthouse door and filed with the County Clerk of each county in which the property is to be sold is situated. In addition, Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on each debtor obligated to pay the debt secured hereby according to the records of Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any notice that is required or permitted to be given to Grantor may be addressed to Grantor at Grantor's address as stated above. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Beneficiary, be addressed to such other debtor at the address of Grantor as is shown by the records of Beneficiary. Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the requirements of the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale. Trustee may sell all or any portion of the Mortgaged Property, together or in lots or parcels, and may execute and deliver to the purchaser or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Grantor, subject, however, to the Permitted Exceptions. In no event shall Trustee be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale. The Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (i) first, he shall pay the reasonable expenses of Trustee and a reasonable Trustee's fee or commission; (ii) second, he shall pay, so far as may be possible, the Indebtedness, pursuant to the terms of the Loan Agreement;
(iii) third, he shall pay the residue, if any, to the persons legally entitled thereto. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The sale or sales by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make a successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Mortgaged Property shall be less than the aggregate of the Indebtedness and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgage Property just as though no sale or sales had been made; provided, however, that Grantor shall never have any right to





Deed of Trust (with Security Agreement
and Assignment of Rents) - Page 12
require the sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. If default is made hereunder, the holder of the Indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either through judicial proceedings or by directing Trustee to proceed as if under a full foreclose, conducting the sale as herein provided without declaring the entire Indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness. At such sale (1) Grantor hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors persona representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Beneficiary, the occurrence or existence of any default, the acceleration of the maturity of any of the Indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Beneficiary or by Trustee hereunder, shall be taken by all courts of law and equity as prima fame evidence that the statements or recitals state facts, and Grantor hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (2) the purchaser may disaffirm any easement granted, or rental, lease or other contract made in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental or lease contract. Beneficiary may bid and become the purchaser of all or any part of the Mortgaged Property at any trustee's or foreclosure sale hereunder, and the amount of Beneficiary's successful bid may be credited on the Indebtedness.

                 (c) Lawsuits. Beneficiary may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

                 (d) Entry on Mortgaged Property. Upon occurrence of an Event of Default hereunder, Beneficiary may enter into and upon and take possession of all or any part of the Mortgaged Property, and may exclude Grantor, and all persons claiming upon Grantor, and its or their agents or servants, wholly or partly therefrom; and, holding the same, Beneficiary may use, administer, manage, operate, and control the Mortgaged Property and may exercise all rights and powers of Grantor in the name, place and stead of Grantor, or otherwise, as the Beneficiary shall deem best; and in the exercise of any of the foregoing rights and powers Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.





Deed of Trust (with Security Agreement
and Assignment of Rents) - Page 13

                 (e) Trustee or Receiver. Beneficiary may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court.

                 8.2 Tenancy at Will. In the event of a trustee's sale hereunder and if at the time of such sale Grantor or any other party occupies the portion of the Mortgaged Proper so sold or any part thereof, such occupant shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after a demand in writing for possession of such Mortgaged Property.

                 8.3 Substitute Trustee. If, for any reason, Beneficiary prefers to appoint a substitute Trustee hereunder, Beneficiary may, from time to time, by written instrument, appoint one or more substitute Trustees, who shall succeed to all the estate, rights, powers, and duties of the original Trustee named herein. Such appointment may be executed by anyone acting in a representative capacity, and such appointment shall be presumed to have been executed with appropriate authority, absent proof to the contrary.

                 8.4 Indemnification of Trustee. Except for gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon.

                 8.5 Beneficiary's Right to Perform. Upon Grantor's failure to make a payment or perform an act required by the Loan Documents (after giving effect to any cure period provided by the Loan Documents), then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon the Mortgaged Property for such purpose and to take all such action as it may deem necessary or appropriate.

                 8.6 Reimbursement of Expenditure. If Beneficiary shall expend any money chargeable to Grantor or subject to reimbursement by Grantor under the terms of the Loan Documents, Grantor shall repay the same to Beneficiary immediately at the place where the Loan Agreement is payable, together with interest thereon at the Default Rate (as defined in the Loan Agreement).





Deed of Trust (with Security Agreement
and Assignment of Rents) - Page 14

                 8.7 Other Rights. Beneficiary may exercise any and all over rights, remedies and recourses granted in the Loan Documents and available at law or equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property, or any portion thereof), and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Indebtedness, or any part thereof or against any one or more of them, or against the Mortgaged Propped, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of ally other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.

                 DATED AND EFFECTIVE AS OF the date first set forth above

                                        GRANTOR:

                                        BOLLINGER INDUSTRIES, L.P.,
                                        a Texas limited partnership

                                        By:  Bollinger Operating Corp.,
                                             a general partner

                                             By: /s/ BOBBY D. BOLLINGER
                                                 ------------------------------
                                             Name: Bobby D. Bollinger
                                                   ----------------------------
                                             Title: Vice Chairman





Deed of Trust (with Security Agreement
and Assignment of Rents) - Page 15

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Bobby Bollinger,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that he executed
                                           the same in his authorized capacity,
                                           and that by his signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[x]  CORPORATE OFFICER(S)

                                            DEED OF TRUST/GRANT OF LIEN
-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED          DEED OF TRUST (WITH ASSIGNMENT OF
                                            RENTS AND FIXTURE FILING)
                       [ ] GENERAL          ------------------------------------

[ ]  ATTORNEY-IN-FACT                                NUMBER OF PAGES

[ ]  TRUSTEE(S)

[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))

-------------------------------------

================================================================================

                                   EXHIBIT A


BEING a tract of land out of the J.C. Read Survey, Abstract No. 1182, in the City of Irving, Dallas County, Texas, described by metes and bounds as follows:

BEGINNING at a point at the intersection of the South line of State Highway No. 183 with the West line of Shoaf Drive (a 50 feet wide street);

THENCE South 00 degrees 34 minutes 42 seconds West along said West line of Shoaf Drive, for a distance of 413.48 feet to a point for corner;

THENCE North 89 degrees 38 minutes 02 seconds West for a distance of 174.83 feet to a point for corner;

THENCE North 00 degrees 28 minutes 38 seconds East for a distance of 413.48 feet to a point in the South line of State Highway No. 183 for corner;

THENCE South 89 degrees 38 minutes 00 seconds East along said South Line of State Highway No. 183, for a distance of 175.56 feet to the PLACE OF BEGINNING.